UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2011

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices, including zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information included in Item 3.03 below regarding the Amended Plan (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03.	Material Modification to Rights of Security Holders.

On February 17, 2011, The PMI Group, Inc. (“PMI” or the “Company”) entered into the Amended and Restated Tax Benefits Preservation Plan, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”) (as amended, the “Amended Plan”), which amends and restates the Tax Benefits Preservation Plan between the Company and the Rights Agent dated August 12, 2010 (the “Original Plan”).

The Original Plan will expire on August 11, 2011 (unless such date is advanced). In order to extend the expiration date of the Original Plan, the Original Plan was amended and restated in its entirety. Specifically, the amendments:

•	extend the final expiration date of the Amended Plan to February 16, 2014;

•

provide that the Amended Plan will expire if the Company’s Board of Directors determines that a limitation on the use of tax benefits under Section 382 of the Internal Revenue Code of 1986, as amended, would no longer be material to the Company;

•	provide that the Amended Plan will expire on August 11, 2011 if stockholder approval of the Amended Plan has not been received before such time; and

•	provide that the Company’s Board of Directors will consider at least annually whether to permit the Amended Plan to expire.

All of the other terms of the Amended Plan remain the same as the Original Plan. The Amended Plan will be submitted to the Company’s stockholders for approval at the Company’s 2011 annual meeting.

The foregoing summary is not a complete description of the Amended Plan and is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release issued by PMI relating to adoption of the Amended Plan is filed as Exhibit 99.1 to this Current Report on Form 8-K and is also incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Declines to Stand for Re-election.

On February 17, 2011, Wayne E. Hedien, a member of the Board of Directors of PMI, and PMI confirmed that Mr. Hedien intends to retire from the Board of Directors upon the expiration of his current term. Mr. Hedien’s current term expires on the date of PMI’s 2011 Annual Meeting of Stockholders, May 19, 2011. Mr. Hedien decided not to stand for re-election to the Board of Directors in 2011 for personal reasons.

(e) Compensatory Arrangements of Certain Officers.

On February 16, 2011, the Compensation Committee (“Committee”) of the Board of Directors of PMI adopted an amendment to PMI’s Amended and Restated Equity Incentive Plan (Amended May 21, 2009) regarding the Plan’s vesting provisions applicable to equity awards. A copy of the amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is also incorporated herein by reference.

On the same date, the Committee approved terms for restricted stock units granted that date. A copy of the restricted stock unit grant agreement applicable to PMI officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, is filed as Exhibit 10.2 to this Current Report on Form 8-K and is also incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Amended and Restated Tax Benefits Preservation Plan, dated as of February 17, 2011, between The PMI Group, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Form of Certificate of Designation of Series A Participating Preferred Stock of The PMI Group, Inc. as Exhibit A, the Summary of Terms of the Amended and Restated Tax Benefits Preservation Plan as Exhibit B and the Form of Right Certificate as Exhibit C.

10.1	Amendment No. 3 effective February 16, 2011, to The PMI Group, Inc. Amended and Restated Equity Incentive Plan (Amended May 21, 2009)

10.2	Form of 2011 Stock Unit Agreement for Employees who are Subject to Section 16 of the Securities Exchange Act of 1934, as amended.

99.1	Press release dated February 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2011	THE PMI GROUP, INC.

	By:	/s/ Andrew D. Cameron
		Name:	Andrew D. Cameron
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description of Exhibit

4.1	Amended and Restated Tax Benefits Preservation Plan, dated as of February 17, 2011, between The PMI Group, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Form of Certificate of Designation of Series A Participating Preferred Stock of The PMI Group, Inc. as Exhibit A, the Summary of Terms of the Amended and Restated Tax Benefits Preservation Plan as Exhibit B and the Form of Right Certificate as Exhibit C.

10.1	Amendment No. 3 effective February 16, 2011, to The PMI Group, Inc. Amended and Restated Equity Incentive Plan (Amended May 21, 2009)

10.2	Form of 2011 Stock Unit Agreement for Employees who are Subject to Section 16 of the Securities Exchange Act of 1934, as amended.

99.1	Press release dated February 18, 2011.